SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 1, 2005.

BioTime, Inc.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	1-12830 (Commission File Number)	94-3127919 (IRS Employer Identification No.)

935 Pardee Street
Berkeley, California 94710
(Address of principal executive offices)

(510) 845-9535
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. Words such as Aexpects,@ Amay,@ Awill,@ Aanticipates,@ Aintends,@ Aplans,@ Abelieves,@ Aseeks,@ Aestimates,@ and similar expressions identify forward-looking statements.

Section 2-Financial Information

Item 2.02- Results of Operations and Financial Condition

     On April 1, 2005 BioTime, Inc. issued a press release announcing its financial results for the fourth quarter and for the fiscal year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Numbers	Description
99.1	Press Release dated April 1, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.
Date: April 1, 2005	By /s/Steven Seinberg
StevenSeinberg,
Chief Financial Officer

Exhibit Numbers	Description
99.1	Press Release dated April 1, 2005

3